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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2004

GB&T BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-24203 (Commission File Number)	58-2400756 (IRS Employer Identification Number)
500 Jesse Jewell Parkway, S.E., Gainesville, Georgia (Address of Principal Executive Offices)	30501 (Zip Code)

Registrant's telephone number, including area code: (770) 532-1212

(not applicable)
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.    Material Modification to Rights of Security Holders.

        On October 15, 2004, GB&T Bancshares, Inc. ("GB&T") filed an amendment (the "Amendment") to its Articles of Incorporation with the Georgia Secretary of State. The Amendment eliminates the preemptive rights of holders of GB&T's common stock. The result of the amendment is that the holders of GB&T's common stock no longer have the right to purchase additional shares of common stock from GB&T on a pro-rata basis in the event that GB&T determines to issue additional common stock. GB&T's common shareholders voted to approve the amendment at a special meeting held on October 13, 2004.

Item 9.01    Financial Statements and Exhibits

        (c)    Exhibits

3.1	Articles of Amendment of GB&T Bancshares, Inc., as filed with the Georgia Secretary of State on October 15, 2004.

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004

GB&T BANCSHARES, INC. (Registrant)
By:	/s/ RICHARD A. HUNT
Name:	Richard A. Hunt
Title:	President and Chief Executive Officer

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EXHIBIT INDEX

3.1	Articles of Amendment of GB&T Bancshares, Inc., as filed with the Georgia Secretary of State on October 15, 2004.

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  Item 3.03. Material Modification to Rights of Security Holders.
  Item 9.01 Financial Statements and Exhibits
Signature
EXHIBIT INDEX